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                                 EXHIBIT 10.8


                  TERMINATION LETTER - LEGACY BANK OF TEXAS





                               January 31, 2001




Legacy Bank of Texas
3512 Preston Road
Plano, TX  75093

Attn: Kellie DeWhitt

     RE: $5,000,000.00 LEGACY BANK OF TEXAS REVOLVING LINE OF CREDIT LOAN TO ADAMS GOLF, INC.

Dear Kellie:

     Please accept this letter as confirmation that, at our request, the line of credit facility evidenced by that certain $5,000,000.00 Revolving Note, dated June 30, 2000, executed by Adams Golf, Ltd., payable to the order of Legacy Bank of Texas, secured by certain collateral and guaranteed by Adams Golf Holding Corp, Adams Golf GP Corp., Adams Golf Foreign Sales Corp. and Golf Adams, Inc., has been and hereby is terminated. The undersigned confirms that it shall no further borrowing rights thereunder, and that it holds no claims against the bank arising under the line of credit.

     As of today's date, the undersigned represents to the bank that there is no outstanding indebtedness on the line, nor requests for advances pending, except as follows: Pursuant to the line, the bank has issued a $400,000.00 letter of credit (Letter of Credit No. 3028184) secured by the collateral pledged under the line. On even date, the undersigned has purchased a $400,000.00 Certificate of Deposit at the bank. Such Certificate of Deposit, together with all interest thereon and all proceeds thereof, is hereby pledged to the bank as security against any liabilities arising or to arise under said letter of credit. To the extent appropriate, this letter shall serve as a security agreement in accordance with the Texas Business and Commerce Code (the "Code"), and the bank shall have all rights and remedies of a secured party under the Code and shall additionally have all common law rights of offset and banker's lien against said $400,000.00 Certificate of Deposit, all interest thereon and all proceeds thereof.

     We will request that the Bank execute and deliver appropriate UCC-3 Termination Statements to release the UCC filings previously perfecting the Bank's security interests under the line of credit.



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Ms. Kellie DeWhitt
January 26, 2001
Page 2

     Thank you very much for your cooperation.

                                        Very truly yours,

                                        ADAMS GOLF, LTD.,
                                        a Texas limited partnership

                                        By:     ADAMS GOLF GP CORP.,
                                                a Delaware corporation,
                                                its general partner


                                        By:     /s/ RUSSELL FLEISCHER
                                                ---------------------
                                        Name:   Russell Fleischer
                                        Title:  President



AGREED AND ACCEPTED:

LEGACY BANK OF TEXAS


By:     /s/ KELLIE I. DEWHITT
        ---------------------
Name:   Kellie I DeWhitt
Title:  Senior Vice President
        Business Banking Services